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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 6, 2002


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


           Missouri                      1-10596                43-1554045
        (State or Other                (Commission           (I.R.S. Employer
Jurisdiction of Incorporation)         File Number)         Identification No.)



  8888 Ladue Road, Suite 200, St. Louis, Missouri               63124-2056
      (Address of Principal Executive Offices)                  (Zip Code)



        Registrant's telephone number, including area code: 314-213-7200


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit No.       Description of Exhibit

99.1              Operating Segment Reconciliation - Fiscal Year 2001.


ITEM 9.  REGULATION FD DISCLOSURE

         Attached as Exhibit 99.1 is certain additional information relating to the calculation of the Registrant's Earnings Before Income Taxes for fiscal year 2001, which supplements information presented at the Registrant's Annual Meeting of Stockholders held on February 5, 2002 and filed as exhibits with the Registrant's Form 8-K filed on February 5, 2002.

         The filing of this Exhibit is not intended to constitute a representation that such furnishing is required by Regulation FD or that information contained in the Exhibit is material information that is not otherwise publicly available. The information contained in the Exhibit is stated only as of the date of this filing. Registrant does not assume any obligation to update such information in the future.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ESCO TECHNOLOGIES INC.


Dated:  February 6, 2002                  By:       /s/G.E. Muenster
                                               --------------------------------
                                                    G.E. Muenster
                                                    Vice President and
                                                    Controller

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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                         Description of Exhibit
-----------                         ----------------------

    99.1          Operating Segment Reconciliation - Fiscal Year 2001